SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                              -------------------------


                                       FORM 8-K

                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                    APRIL 14, 2004
                              -------------------------
                                    Date of Report
                          (Date of Earliest Event Reported)


                                INSIGHTFUL CORPORATION
                  --------------------------------------------------
                  (Exact Name of Registrant as Specified in Charter)

           DELAWARE                     02-020992                04-2842217
------------------------------   -----------------------   ---------------------
 (State or Other Jurisdiction     (Commission File No.)        (IRS Employer
      of Incorporation)                                     Identification No.)

        1700 WESTLAKE AVENUE NORTH, #500, SEATTLE, WASHINGTON 98109-3044
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             (Address of Principal Executive Offices)         (Zip Code)

                                 (206) 283-8802
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              (Registrant's Telephone Number, Including Area Code)

                                      NONE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.   OTHER EVENTS.

     On April 14, 2004, Insightful Corporation, a Delaware corporation, issued a press release. The press release is attached as Exhibit 99.1 and is incorporated into this current report by reference.


     (c)  Exhibits

     Exhibit No.   Exhibit

     99.1          Press Release of Insightful Corporation dated April 14, 2004.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INSIGHTFUL CORPORATION


April 14, 2004                    By:   /s/   Kenneth J. Moyle Jr.
                                     -------------------------------------
                                                Kenneth J. Moyle Jr.
                                                General Counsel &
                                                Corporate Secretary

                                  EXHIBIT INDEX

Exhibit Number  Description
--------------  -----------

     99.1       Press Release of Insightful Corporation dated April 14, 2004.



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